Janus Henderson VIT Overseas Portfolio
Schedule of Investments (unaudited)
September 30, 2024

	Shares or Principal Amounts	Value
Common Stocks – 96.9%
Aerospace & Defense – 4.1%
BAE Systems PLC	1,745,322	$28,870,567
Automobiles – 2.5%
Toyota Motor Corp	979,500	17,329,196
Banks – 16.2%
BNP Paribas SA	373,611	25,594,352
Erste Group Bank AG	393,558	21,573,042
HDFC Bank Ltd	1,056,080	21,828,954
Natwest Group PLC	3,434,639	15,788,752
Resona Holdings Inc	2,731,700	18,962,799
UniCredit SpA	246,244	10,788,780
		114,536,679
Beverages – 4.5%
Davide Campari-Milano NV	1,541,201	13,036,749
Heineken NV	208,099	18,445,807
		31,482,556
Biotechnology – 4.5%
Argenx SE (ADR)*	17,707	9,598,610
Ascendis Pharma A/S (ADR)*	44,645	6,665,945
Zai Lab Ltd (ADR)*	630,726	15,225,726
		31,490,281
Chemicals – 2.2%
Shin-Etsu Chemical Co Ltd	371,100	15,434,310
Commercial Services & Supplies – 1.6%
Rentokil Initial PLC	2,364,010	11,514,954
Diversified Telecommunication Services – 2.6%
Deutsche Telekom AG	634,866	18,647,383
Electronic Equipment, Instruments & Components – 2.7%
Hexagon AB - Class B	1,744,001	18,760,088
Entertainment – 3.7%
Liberty Media Corp-Liberty Formula One - Series C*	334,383	25,891,276
Hotels, Restaurants & Leisure – 1.9%
Entain PLC	1,346,042	13,731,928
Industrial Real Estate Investment Trusts (REITs) – 2.2%
Segro PLC	1,333,855	15,583,126
Information Technology Services – 1.7%
Fujitsu Ltd	577,000	11,786,121
Insurance – 6.4%
AIA Group Ltd	2,351,400	21,068,104
Dai-ichi Life Holdings Inc	943,900	24,183,702
		45,251,806
Life Sciences Tools & Services – 1.4%
ICON PLC*	35,064	10,074,238
Machinery – 0.9%
Alstom SA*,#	312,026	6,471,674
Metals & Mining – 4.4%
Teck Resources Ltd	596,591	31,164,082
Oil, Gas & Consumable Fuels – 4.7%
Canadian Natural Resources Ltd	600,900	19,955,889
Gaztransport Et Technigaz SA	6,429	906,602
TotalEnergies SE	193,690	12,611,289
		33,473,780
Personal Products – 1.9%
Unilever PLC	211,539	13,682,977
Pharmaceuticals – 7.6%
AstraZeneca PLC	122,675	19,001,990
Daiichi Sankyo Co Ltd	223,200	7,313,679
Novo Nordisk A/S - Class B	110,256	12,956,377
Sanofi	127,576	14,611,028
		53,883,074
Road & Rail – 0.6%
Full Truck Alliance Co (ADR)	486,254	4,381,149
Semiconductor & Semiconductor Equipment – 11.1%
ASML Holding NV	25,595	21,240,144

	Shares or Principal Amounts	Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Disco Corp	24,100	$6,287,029
Taiwan Semiconductor Manufacturing Co Ltd	1,693,000	51,218,696
		78,745,869
Technology Hardware, Storage & Peripherals – 1.6%
Samsung Electronics Co Ltd	240,253	11,300,619
Textiles, Apparel & Luxury Goods – 4.6%
LVMH Moet Hennessy Louis Vuitton SE	18,556	14,219,513
Samsonite International SAž	6,751,377	18,585,915
		32,805,428
Wireless Telecommunication Services – 1.3%
SoftBank Group Corp	150,900	8,848,614
Total Common Stocks (cost $502,271,613)		685,141,775
Preferred Stocks – 1.8%
Automobiles – 1.8%
Dr Ing hc F Porsche AGž (cost $14,963,543)	161,082	12,818,862
Investment Companies – 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 4.8934%ºº,£ (cost $6,866,357)	6,864,836	6,866,208
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.7968%ºº,£	967,305	967,305
Time Deposits – 0%
Royal Bank of Canada, 4.8100%, 10/1/24	$241,826	241,826
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,209,131)		1,209,131
Total Investments (total cost $525,310,644) – 99.9%		706,035,976
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		700,094
Net Assets – 100%		$706,736,070

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United Kingdom	$118,174,294	16.7%
Japan	110,145,450	15.6
France	74,414,458	10.5
Taiwan	51,218,696	7.2
Canada	51,119,971	7.2
Netherlands	39,685,951	5.6
Hong Kong	39,654,019	5.6
United States	33,966,615	4.8
Germany	31,466,245	4.5
Italy	23,825,529	3.4
India	21,828,954	3.1
Austria	21,573,042	3.1
Denmark	19,622,322	2.8
China	19,606,875	2.8
Sweden	18,760,088	2.7
South Korea	11,300,619	1.6
Ireland	10,074,238	1.4
Belgium	9,598,610	1.4
Total	$706,035,976	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/23	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 9/30/24	Ending Shares	Dividend Income
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 4.8934%ºº
	$11,523,865	$100,266,426	$(104,923,823)	$43	$(303)	$6,866,208	6,864,836	$556,177
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.7968%ºº
	560,000	19,053,448	(18,646,143)	-	-	967,305	967,305	6,611 ∆
Total Affiliated Investments - 1.2%
	$12,083,865	$119,319,874	$(123,569,966)	$43	$(303)	$7,833,513	7,832,141	$562,788

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Portfolio	Return Received by the Portfolio	Payment Frequency	Termination Date	Notional Amount		Swap Contracts, at Value and Unrealized Appreciation/ (Depreciation)
UBS AG, London Branch:
Euro short-term rate + 0.55%	Ryanair Holdings PLC	At Maturity	1/15/25	5,940,361	EUR	$(774,842)

Average Ending Monthly Value of Derivative Instruments During the Period Ended September 30, 2024
Total return swaps:
Average notional amount	$5,940,361

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

ž
Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30,
2024 is $31,404,777, which represents 4.4% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of September 30, 2024.
#	Loaned security; a portion of the security is on loan at September 30, 2024.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2024.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks	$685,141,775	$-	$-
Preferred Stocks	12,818,862	-	-
Investment Companies	-	6,866,208	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,209,131	-
Total Assets	$697,960,637	$8,075,339	$-
Liabilities
Other Financial Instruments(a):
OTC Swaps	$-	$774,842	$-

(a)
Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2024 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual financial statements.
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